February 25, 2021 Fourth Quarter and Full-Year 2020 Financial Results Exhibit 99.3

1 Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, including uninsured wildfire-related and debris flow-related costs, costs incurred to mitigate the risk of utility equipment causing future wildfires, costs incurred to implement SCE's new customer service system and costs incurred as a result of the COVID-19 pandemic; • ability of SCE to implement its Wildfire Mitigation Plan; • risks of regulatory or legislative restrictions that would limit SCE’s ability to implement Public Safety Power Shutoff (“PSPS”) when conditions warrant or would otherwise limit SCE’s operational PSPS practices; • risks associated with implementing PSPS, including regulatory fines and penalties, claims for damages and reputational harm; • ability of SCE to maintain a valid safety certification; • ability to obtain sufficient insurance at a reasonable cost, including insurance relating to SCE's nuclear facilities and wildfire-related claims, and to recover the costs of such insurance or, in the event liabilities exceed insured amounts, the ability to recover uninsured losses from customers or other parties; • extreme weather-related incidents (including events caused, or exacerbated, by climate change, such as wildfires, debris flows, high wind events and extreme heat events) and other natural disasters (such as earthquakes), which could cause, among other things, public safety issues, property damage, operational issues (such as rotating outages and issues due to damaged infrastructure), PSPS activations and unanticipated costs; • risks associated with California Assembly Bill 1054 (“AB 1054”) effectively mitigating the significant risk faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial cause, including the longevity of the Wildfire Insurance Fund and the CPUC's interpretation of and actions under AB 1054, including its interpretation of the new prudency standard established under AB 1054; • decisions and other actions by the California Public Utilities Commission, the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and debris-flow-related costs, issuance of SCE's wildfire safety certification, wildfire mitigation efforts, and delays in executive, regulatory and legislative actions; • ability of Edison International or SCE to borrow funds and access bank and capital markets on reasonable terms; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on- site storage of spent nuclear fuel, delays, contractual disputes, and cost overruns; • pandemics, such as COVID-19, and other events that cause regional, statewide, national or global disruption, which could impact, among other things, Edison International's and SCE's business, operations, cash flows, liquidity and/or financial results and cause Edison International and SCE to incur unanticipated costs; • physical security of Edison International's and SCE's critical assets and personnel and the cybersecurity of Edison International's and SCE's critical information technology systems for grid control, and business, employee and customer data; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • risks inherent in SCE's transmission and distribution infrastructure investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, power curtailment costs (payments due under power contracts in the event there is insufficient transmission to enable acceptance of power delivery), changes in the California Independent System Operator’s transmission plans, and governmental approvals; and • risks associated with the operation of transmission and distribution assets and power generating facilities, including worker and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements February 25, 2021

SCE's execution of its wildfire mitigation strategy has reduced risk of wildfires associated with utility infrastructure



Distribution Asset Inspections

2020 Completed/Target		Completed Since 2018
199,000/105,000 assets inspected	✔ 190% completed	584,300 assets inspected



Transmission Asset Inspections

2020 Completed/Target		Completed Since 2018
35,500/22,500 assets inspected	✔ 158% completed	86,100 assets inspected



Covered Conductor

2020 Completed/Target		Completed Since 2018
960/700 circuit miles installed	✔ 137% completed	1,480 circuit miles installed



Fire-Resistant Poles

2020 Completed/Target		Completed Since 2018
6,090/5,200 poles installed	✔ 117% completed	7,510 poles installed



Fast-Acting Fuses

2020 Completed/Target		Completed Since 2018
3,025/3,025 fuses installed	✔ 100% completed	12,900 fuses installed



Sectionalizing Devices

2020 Completed/Target		Completed Since 2018
49/45 devices installed	✔ 109% completed	100 devices installed



Hazard Tree Management

2020 Completed/Target		Completed Since 2018
99,500/75,000 trees assessed	✔ 133% completed	228,500 trees assessed



Weather Stations

2020 Completed/Target		Completed Since 2018
590/375 weather stations installed	✔ 157% completed	1,050 weather stations installed



High-Definition Wildfire Cameras

Cameras thoroughly covering our high fire risk areas were installed by 2020

Completed Since 2018
166 cameras installed



Community Resource Centers

56 sites available



Community Crew Vehicles

8 vehicles available

February 25, 2021

Energy for What's Ahead℠ | 2

Fourth Quarter Earnings Summary

	Q4 2020	Q4 2019	Variance
Basic Earnings Per Share (EPS)			
SCE	$ 1.25	$ 0.54	$ 0.71
EIX Parent & Other	0.14	(0.14)	0.28
Basic EPS	**$ 1.39**	**$ 0.40**	**$ 0.99**
Less: Non-core Items[1]			
SCE	$ (0.05)	$ (0.54)	$ 0.49
EIX Parent & Other	0.25	(0.05)	0.30
Total Non-core	**$ 0.20**	**$ (0.59)**	**$ 0.79**
Core Earnings Per Share (EPS)			
SCE	$ 1.30	$ 1.08	$ 0.22
EIX Parent & Other	(0.11)	(0.09)	(0.02)
Core EPS	**$ 1.19**	**$ 0.99**	**$ 0.20**

Key SCE EPS Drivers[2]		
Higher revenue		$ 0.16
CPUC revenue - GRC escalation	0.22	
CPUC revenue - Balancing account and other	(0.11)	
FERC revenue	0.05	
Lower O&M		0.11
Higher depreciation		(0.07)
Lower net financing costs		0.02
Income taxes		0.13
Other		(0.06)
Property taxes and other	(0.03)	
Other income and expenses	(0.03)	
Results prior to impact from share dilution		$ 0.29
Impact from share dilution		(0.07)
Total core drivers		$ 0.22
Non-core items[1]		0.49
Total		$ 0.71

Key EIX EPS Drivers[2]	
EIX parent — Primarily higher interest expense and corporate expenses	$ (0.02)
EEG — Primarily lower revenue	(0.01)
Results prior to impact from share dilution	$ (0.03)
Impact from share dilution	0.01
Total	$ (0.02)
Non-core items[1]	0.30
Total	$ 0.28

1. See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix
2. For comparability, 2020 core drivers are reported based on 2019 weighted-average share count of 359.7 million (2020 weighted-average shares outstanding is 378.7 million)

Note: Diluted earnings were $1.39 and $0.40 per share for the three months ended December 31, 2020 and 2019, respectively

February 25, 2021
Energy for What's Ahead℠
3

SCE has strong rate base growth driven by significant electric infrastructure investment opportunities

SCE forecasts deploying significant capital in 2021–2023...

Capital Expenditures, $ in Billions


~$16 billion
2021–2023
5.5
5.5
5.3
5.4
Wildfire[1]
Generation
Transmission
Distribution
2020
2021
2022
2023
Range Case[4]
(Actual)
5.4
4.6
4.7

...resulting in strong rate base growth over two rate case cycles

Rate Base[2,3], $ in Billions


7.6%
CAGR
28.5
30.8
33.8
36.3
38.4
41.1
Range
Case[4]
2018
2019
2020
2021
2022
2023
CAGR
36.2
37.6
39.5
6.7%

1. In accordance with Assembly Bill (AB) 1054, ~$1.6 billion of wildfire mitigation-related spend shall not earn an equity return
2. Morongo Transmission holds an option to invest up to $400 million in the West of Devers Transmission Project at the in-service date, estimated to be 2021. In the chart, rate base has been reduced to reflect this option. Capital forecast includes 100% of the project spend
3. Weighted-average year basis. Excludes rate base associated with ~$1.6 billion of capital referred to in footnote 1 and projects or programs not yet approved
4. For 2021–2023 capital, reflects a 10% reduction of the total capital forecast over the 3-year GRC cycle using management judgment based on experience of previously authorized amounts and potential for permitting delays and other operational considerations. For rate base, range case reflects capital expenditure forecast range case

February 25, 2021 Energy for What's Ahead℠ 4

5 GRC track 1: Represents rate base CAGR of 7.6% over two rate case periods1 1. SCE Rebuttal rate base forecast reflects 2021–2023 rebuttal and latest Non-GRC and FERC estimates 2. CalPA rate base forecast assumes CPUC GRC rate base attrition year increases for 2022 and 2023 of 3.5%, consistent with CalPA’s attrition mechanism proposal 3. TURN rate base forecast assumes TURN’s CPUC GRC rate base attrition proposal of budget-based capital additions for wildfire and new service connections, 0% increase on all other capital additions 4. Change in authorized base revenue requirement after adjusting for post-test year ratemaking changes of $0.1 billion SCE requests 2021 revenue requirement increase of ~$1.3 billion4 2021 GRC Revenue Requirement, $ in Billions SCE’s request would result in 2018–2023 rate base growth of 7.6% Rate Base CAGR, 2018–2023 7.6% 6.1% 6.4% SCE Rebuttal CalPA TURN 7.6 6.9 6.7 SCE Rebuttal CalPA TURN 2020 Authorized ($6.4) 1 32 February 25, 2021

Recent CPUC approvals improve cash flow; pending decisions will generate additional cash

$ in Millions

	Application Approval/ Request[1]	Additional Information
✓ **GRC track 2 settlement approved in Jan. 2021**	391	Settlement approved unmodified; $401 million of O&M and reasonableness of $302 million of capital[2]
✓ **WEMA1 approved in September 2020**	505	CPUC recognized wildfire liability insurance is an important protection for customers and a normal utility cost-of-service
✓ **GS&RP settlement approved in April 2020[3]**	159	Approved $476 million capital and $123 million O&M
Total Approved Rev. Req.	**1,055**	
Pending		
CEMA decision expected in Q3 2021	88	Requests cost recovery related to 2017–2018 drought and 2017 firestorms
WEMA2 application filed in Q4 2020	215	Requests cost recovery of July–December 2020 wildfire insurance premiums[4]

1. Amounts refer to approvals for GS&RP, WEMA1, and GRC track 2, and applications for CEMA and WEMA2. Total Application/Request refers to revenue requirement
2. Cost recovery in revenue requirement is lower than total O&M and reviewed capital because of flow through tax effects and excluded revenue requirement associated with AB 1054 Excluded Capital Expenditures
3. Approved amounts found reasonable by the Settlement Agreement. The Settlement Agreement finds reasonable an additional $13 million in O&M that has not yet been spent as of December 31, 2020. The Application Request of $159 million is the 2018–2020 revenue requirement for amounts found reasonable by the Settlement Agreement. The revenue requirement for the AB 1054 Capital Expenditures is the subject of a separate Application for Financing Order approved November 2020
4. Request also includes financing costs and memorandum account interest

February 25, 2021

Energy for What's Ahead℠

6

Appendix

Full-Year 2020 Earnings Summary

	2020	2019	Variance
Basic Earnings Per Share (EPS)			
SCE	$ 2.17	$ 4.15	$ (1.98)
EIX Parent & Other	(0.19)	(0.37)	0.18
Basic EPS	**$ 1.98**	**$ 3.78**	**$ (1.80)**
Less: Non-core Items[1]			
SCE	$ (2.72)	$ (0.86)	$ (1.86)
EIX Parent & Other	0.18	(0.06)	0.24
Total Non-core	**$ (2.54)**	**$ (0.92)**	**$ (1.62)**
Core Earnings Per Share (EPS)			
SCE	$ 4.89	$ 5.01	$ (0.12)
EIX Parent & Other	(0.37)	(0.31)	(0.06)
Core EPS	**$ 4.52**	**$ 4.70**	**$ (0.18)**

Key SCE EPS Drivers[2]		
Test Year 2018 GRC true-up in 2019[3]		$ (0.20)
Higher revenue		1.19
CPUC revenue - GRC Escalation	0.93	
CPUC revenue - Balancing account and other	0.15	
FERC and other operating revenue	0.11	
Higher O&M		(0.30)
Self-insured retention		(0.02)
Higher depreciation		(0.27)
Higher net financing costs		(0.03)
Income taxes		0.03
Other		(0.04)
Property taxes and other	(0.08)	
Other income and expenses	0.04	
Results prior to impact from share dilution		$ 0.36
Impact from share dilution		(0.48)
Total core drivers		$ (0.12)
Non-core items[1]		(1.86)
Total		$ (1.98)

Key EIX EPS Drivers[2]	
EIX parent — Primarily higher interest expense	$ (0.09)
EEG — Primarily lower revenue	(0.01)
Results prior to impact from share dilution	$ (0.10)
Impact from share dilution	0.04
Total core drivers	$ (0.06)
Non-core items[1]	0.24
Total	$ 0.18

1. See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix
2. For comparability, 2020 core drivers are reported based on 2019 weighted-average share count of 339.7 million (2020 weighted-average shares outstanding is 372.7 million)
3. Impacts of Test Year 2018 GRC true-up in 2019 aggregated separately; $(0.20) includes revenue of $0.33, O&M of $(0.06), depreciation of $(0.23), interest expense of $0.01, property taxes and other of $(0.01) and income taxes of $(0.24)

Note: Diluted earnings were $1.98 and $3.77 per share for the twelve months ended December 31, 2020 and 2019, respectively

February 25, 2021

Energy for What's Ahead℠ 8

2017/2018 Wildfire/Mudslide Events Update

Remaining expected potential losses

$ in Billions

Best estimate of potential losses	6.2
Settlement progress:	
Local Public Entities (4Q 2019)	(0.4)
TKM[1] Subrogation Plaintiffs[2] (3Q 2020)	(1.2)
Individual Plaintiffs (Through February 18, 2021)	(0.4)
Woolsey Subrogation Plaintiffs[3] (1Q 2021)	(2.2)
Loss estimate balance at Feb. 18, 2021	**2.1**

- Insurance expected to be exhausted after recoveries for Woolsey Subro. Settlement
- SCE will seek CPUC recovery of prudently-incurred, actual losses in excess of insurance

Resolved approximately 2/3rds of best estimate

Settlement progress as a proportion of best estimate



Resolved claims
66%
34%
Remaining alleged and potential claims

Settlement program and bellwether trial dates

- For TKM, established settlement program providing for efficient and orderly process to pursue settlement of individual plaintiff claims[4]
  - Court may continue to defer trial date if sufficient settlement progress made
- Thomas bellwether trial[5] July 19, 2021
- Woolsey bellwether trial[5] June 1, 2021

1. Thomas Fire, Koenigstein Fire, and Montecito Mudslides
2. Under the terms of the TKM Subrogation Settlement, SCE paid the TKM Subrogation Plaintiffs an aggregate of $1.2 billion in October 2020, and also agreed to pay $0.555 for each dollar in claims to be paid by the TKM Subrogation Plaintiffs to their policy holders on or before July 15, 2023, up to an agreed upon cap
3. Under the terms of the Woolsey Subrogation Settlement, SCE agreed to pay the Woolsey Subrogation Plaintiffs an aggregate of $2.2 billion by April 22, 2021, and also agreed to pay $0.67 for each dollar in claims to be paid by the Woolsey Subrogation Plaintiffs to their policy holders on or before July 15, 2023, up to an agreed upon cap
4. Target participating in non-binding mediation or informal negotiations with at least 150 households per month
5. Scheduled dates as of February 18, 2021. Subject to change at discretion of the court

February 25, 2021
Energy for What's Ahead℠
9

10 SCE’s 2021 General Rate Case will be approved in four tracks over 2021–2023 SCE Testimony Intervenor Testimony SCE Rebuttal Opening & Reply Briefs CPUC Proposed Decision Track 1: 2021–2023 GRC Revenue Requirement     Pending Track 2: 2018–2019 FMA Update2    N/A due to settlement  (Approved3) Track 3: 2020 FMA Update2; 2018–2020 GS&RP4 Q1 ’21 Q3 ’21 Q3 ’21 Q4 ’21 Q1 ’22 Track 4: RAMP and 2024 Attrition Year Q2 ‘22 Q1 ‘23 Q1 ‘23 Q3 ’23 Q4 ‘23 1. The schedule is subject to change over the course of the proceeding 2. Includes Wildfire Mitigation Plan Memo Account, Fire Hazard Prevention Memo Account, and Fire Risk Mitigation Memo Account 3. Proposed Decision was approved by the CPUC in January 2021 4. 2018–2020 Grid Safety and Resiliency Program (GS&RP) costs above settlement amount Estimated timeline for 2021 General Rate Case tracks and milestones1 February 25, 2021

11 Earnings Non-GAAP Reconciliations February 25, 2021 Q4 2020 Q4 2019 2020 2019 SCE 474$ 194$ 810$ 1,409$ EIX Parent & Other 52 (51) (71) (125) Basic Earnings 526$ 143$ 739$ 1,284$ Non-Core Items SCE 2017/2018 Wildfire/Mudslide Events claims and expenses, net of recoveries (10) (157) (899) (157) Wildfire Insurance Fund expense (61) (61) (242) (109) Disallowed historical capital expenditures in SCE's 2018 GRC decision — — — (123) Sale of San Onofre nuclear fuel 50 5 108 8 Re-measurement of tax assets and liabilities — 19 18 88 EIX Parent & Other Sale of Vidalia lease 96 — 96 — Goodwill impairment — (18) (25) (18) Re-measurement of tax liabilities — — (3) — Less: Total non-core items 75$ (212)$ (947)$ (311)$ SCE 495 388 1,825 1,702 EIX Parent & Other (44) (33) (139) (107) Core Earnings 451$ 355$ 1,686$ 1,595$ Reconciliation of EIX GAAP Earnings to EIX Core Earnings Earnings (Losses) Attributable to Edison International, $ in Millions

12 EIX Core EPS Non-GAAP Reconciliations February 25, 2021 1. For comparability, 2020 EPS drivers are reported based on 2019 fourth quarter and full year weighted-average share count of 359.7 million and 339.7 million, respectively. 2020 fourth quarter and full year weighted-average shares outstanding are 378.7 million and 372.7 million, respectively Reconciliation of EIX Basic Earnings Per Share to EIX Core Earnings Per Share EPS Attributable to Edison International Q4 2020 Q4 2019 2020 2019 Basic EPS 1.39$ 0.40$ 1.98$ 3.78$ Non-Core Items SCE 2017/2018 Wildfire/Mudslide Events claims and expenses, net of recoveries (0.03) (0.44) (2.65) (0.46) Wildfire Insurance Fund expense (0.17) (0.17) (0.71) (0.32) Disallowed historical capital expenditures in SCE's 2018 GRC decision — — — (0.36) Sale of San Onofre nuclear fuel 0.15 0.01 0.32 0.02 Re-measurement of tax assets and liabilities — 0.06 0.05 0.26 EIX Parent & Other Sale of Vidalia lease 0.26 — 0.28 — Goodwill impairment — (0.05) (0.07) (0.06) Re-measurement of tax liabilities — — (0.01) — Impact from share dilution1 (0.01) — 0.25 — Less: Total Non-Core Items 0.20 (0.59) (2.54) (0.92) Core EPS 1.19$ 0.99$ 4.52$ 4.70$

13 Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (losses) internally for financial planning and for analysis of performance. Core earnings (losses) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (losses) are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (losses) are defined as earnings attributable to Edison International shareholders less non-core items. Non- core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. EIX Investor Relations Contact Sam Ramraj, Vice President (626) 302-2540 sam.ramraj@edisonintl.com Use of Non-GAAP Financial Measures February 25, 2021